SUB-ITEM 77Q1(a): Exhibits
                                           SELIGMAN QUALITY MUNICIPAL FUND, INC.


Amended and Restated By-Laws of the Registrant (Incorporated by reference to Registrant's Form 8-k filed on November 17,2005).